(Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement            [  ]   Confidential, For Use of the
                                                   only (as permitted by Rule 14
[X]  Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BOK FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


                       N/A (Name of Person(s) Filing Proxy
                    Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee  computed  on table  below per  Exchange  Act Rules 14a-6 (i) (4) and
     0-12.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                 March 29, 2001





To Each Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of BOK Financial Corporation which will be held this year in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 24, 2001, at 11:00 a.m. local time. Accompanying this letter is the formal Notice of the meeting and proxy material.

     Also enclosed is our Annual Report to Shareholders, covering the fiscal year ended December 31, 2000.

     We look forward to seeing you at the meeting.





                                 Sincerely,

                                    /s/ George B. Kaiser
                                    ___________________________________________
                                    George B. Kaiser, Chairman of the
                                    Board of Directors

                                    /s/ Stanley A. Lybarger
                                    ___________________________________________
                                    Stanley A. Lybarger, President and
                                    Chief Executive Officer

                            BOK Financial Corporation
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74172

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 24, 2001


To Each Shareholder:

     Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation, an Oklahoma corporation, will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 24, 2001, at 11:00 a.m. local time, for the following purposes:

     1. To fix the number of directors to be elected at twenty-six (26) and to elect twenty-six (26) persons as directors for a term of one year or until their successors have been elected and qualified; and,

     2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.

     The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Bylaws.

     The holders of Common Stock of record at the close of business on March 9, 2001 shall be entitled to receive notice of, and to vote at, the Annual Meeting.

     We hope that you will be able to attend this meeting, but all shareholders, whether or not they expect to attend the meeting, are requested to complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. You may revoke your proxy at any time before the meeting
(i) by delivering a written revocation or (ii) by attending the meeting and voting in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Frederic Dorwart
                                            Frederic Dorwart, Secretary



DATE: March 29, 2001

ALL of the shareholders are cordially invited to attend the meeting. Please complete, date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then vote in person even if you have returned the proxy.

                           BOK FINANCIAL CORPORATION

                                 PROXY STATEMENT

                            BOK FINANCIAL CORPORATION
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74172

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 24, 2001

     This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of BOK Financial Corporation (herein sometimes called "BOK Financial", "BOKF" or the "Company") to be held on Tuesday, April 24, 2001, at 11:00 a.m. local time in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma. This Proxy Statement will be mailed on or about March 29, 2001 to holders of record of Common Stock as of the close of business on March 9, 2001.

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the Company's Board of Directors and is revocable at any time prior to the exercise of the powers conferred thereby. The cost of soliciting the proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph, and by banks, brokerage houses and other institutions. Nominees or fiduciaries will be requested to forward the solicitation material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to their principals.

     Unless otherwise directed in the accompanying form of proxy, the persons named in the proxy will vote FOR the election of the twenty-six (26) director nominees. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.

                                  ANNUAL REPORT

     The Company's Annual Report to Shareholders, covering the fiscal year ended December 31, 2000, including audited financial statements, is enclosed. No parts of the Annual Report are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

                       VOTING SECURITIES AND REQUIRED VOTE

     The Board of Directors of the Company has fixed the close of business on March 9, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On February 28, 2001, the Company had outstanding approximately 49,297,009 shares of Common Stock entitled to vote. Each outstanding share of Common Stock entitles the holder to one vote. The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors. George B. Kaiser (herein sometimes called "Kaiser") currently owns approximately 74.8% of the outstanding Common Stock and plans to vote in person at the meeting.

                              ELECTION OF DIRECTORS

     Twenty-six (26) persons have been nominated for election to the Board of Directors to serve until the next Annual Meeting or until their successors are elected and have been qualified. The twenty-six (26) nominees consist of twenty-three (23) persons currently serving as directors of the Company and three (3) new nominees. If at the time of the Annual Meeting any of the nominees is unwilling or unable to serve, all proxies received will be voted in favor of the remainder of those nominated and for such substitute nominees, if any, as shall be designated by the Board and nominated by any of the proxies named in the enclosed proxy form. Management is unaware of any nominee who will decline or be unable to serve.

     There are no family relationships by blood, marriage or adoption between any director or executive officer of the Company and any other director or executive officer of the Company.

     Certain information concerning the nominees to the Board of Directors of the Company is set forth below based on information supplied by the nominees. All information is as of March 1, 2001. All references in this Proxy Statement to "BOk" or the "Bank" shall mean Bank of Oklahoma, National Association, the principal bank subsidiary of BOK Financial Corporation.


                                                      Principal Occupation, Business                 First Year
                                                    Experience During Last 5 Years, and               Became A
     Name                     Age                  Directorships of Other Public Companies            Director
----------------------       -----     ------------------------------------------------------------  ----------

C. Fred Ball, Jr.             56       Chairman  and Chief  Executive  Officer  of BOK  Financial's       1999
                                       subsidiary,  Bank of Texas,  NA;  responsible for Commercial
                                       Banking  in  Dallas  area for  BOKF;  previously,  Mr.  Ball served as Executive  Vice  President of Comerica  Bank-Texas and later  President of Comerica  Securities,  Inc. where he was  employed from 1991 until joining Bank of Texas in 1997.

James E. Barnes               67       Retired   Chairman  of  the  Board,   President   and  Chief       1991
                                       Executive  Officer  of MAPCO,  Inc.  which has  merged  with
                                       Williams,  Inc.  Mr. Barnes  is also a  director  of  Parker
                                       Drilling  Co. (oil and gas  drilling  contractor),  Stilwell
                                       Financial, Inc. and SBC Communications, Inc.

Sharon J. Bell                49       Attorney  and  Managing  Partner,  Rogers  and Bell  (Tulsa,       1993
                                       Oklahoma);  Trustee and General Counsel,  Chapman - McFarlin
                                       Interests;  formerly a Director  and  President of Red River
                                       Oil Company (oil and gas exploration and development).

Peter C. Boylan, III          37       President,  Chief  Operating  Officer  and  Director  of  TV       2000
                                       Guide,   Inc.  Prior  to  United  Video  Satellite   Group's
                                       acquisition  of TV Guide  Magazine,  Mr.  Boylan  served  as
                                       President  and  Chief  Operating  Officer  of  United  Video
                                       Satellite Group.

Joseph E. Cappy               66       Chairman,  President and Chief  Executive  Officer of Dollar       Nominee
                                       Thrifty   Automotive   Group;   former  Vice   President  of
                                       DaimlerChrysler  Corporation  beginning  in August 1987 with responsibility  for rental car  operations  from June,  1993 until December, 1997. Formerly,  President,  Chief Executive
                                       Officer  and  Director of American  Motors  Corporation  and
                                       General   Marketing   Manager   of  Ford   Motor   Company's
                                       Lincoln-Mercury Division.

Luke R. Corbett               54       Chairman and Chief Executive Officer of Kerr-                      1999
                                       McGee Corporation.

William E. Durrett            70       Senior  Chairman  of the  Board  and  Director  of  American       1991
                                       Fidelity  Corporation   (insurance  holding  company),   and
                                       American   Fidelity    Assurance   Company   (a   registered
                                       investment  advisor).  Mr. Durrett  is  also a  director  of
                                       Oklahoma Gas & Electric  Company and,  Past  Chairman of the
                                       Board of Integris Health.

James O. Goodwin              61       Chief Executive Officer,  The Oklahoma Eagle Publishing Co.;       1995
                                       Sole   Proprietor,   Goodwin  &  Goodwin  Law  Firm  (Tulsa,
                                       Oklahoma).

V. Burns Hargis               55       Vice  Chairman,  BOK Financial and BOk and Director of BOSC,       1993
                                       Inc.;  formerly,  Attorney and of Counsel to the law firm of
                                       McAfee & Taft (Oklahoma City, Oklahoma).

Howard E. Janzen              47       President   and   Chief    Executive    Officer,    Williams       1998
                                       Communications Group, Inc.

E. Carey Joullian, IV         40       President,   Mustang  Fuel  Corporation  and   Subsidiaries;       1995
                                       President and Manager, Joullian & Co., Inc.

George B. Kaiser              58       Chairman of the Board of BOK  Financial  and BOk;  President       1990
                                       and  principal  owner  of  Kaiser-Francis  Oil  Company,  an independent oil and gas exploration and production  company,
                                       and  Fountains   Continuum  of  Care,   Inc.,   which  holds
                                       interests in senior housing communities.

David L. Kyle                 48       Chairman,  President,  Chief Executive  Officer and Director       Nominee
                                       of ONEOK,  Inc.;  formerly,  President  and Chief  Operating
                                       Officer of ONG  Transmission  Company and  Oklahoma  Natural
                                       Gas  Company;   Director,   American  Gas   Association  and
                                       Southern Gas Association.

Robert J. LaFortune           74       Self-employed  in the  investment and management of personal       1993
                                       financial  holdings.  Mr. LaFortune  is also a  director  of
                                       Apco Argentina, Inc.

Philip C. Lauinger, Jr.       65       Chairman and Chief Executive Officer of Lauinger  Publishing       1991
                                       Company   (investment  and  advisory  services  to  business
                                       publishing industry);  previously, Chairman of the Board and
                                       Chief Executive Officer of PennWell  Corporation  (privately held business magazine and information company).

John C. Lopez                 61       Chairman,  Chief Executive  Officer and Controlling Owner of       1999
                                       Lopez  Foods,   Inc.   (processor   of  meat   products  for
                                       McDonald's and Wal-Mart).

Stanley A. Lybarger           51       President and Chief  Executive  Officer of BOK Financial and       1991
                                       BOk;  previously  President  of BOk Oklahoma  City  Regional
                                       Office   and   Executive   Vice   President   of  BOk   with
                                       responsibility for corporate banking.

Frank A. McPherson            67       Retired  Chairman of the Board and Chief  Executive  Officer       1996
                                       of  Kerr-McGee  Corporation  (1983-1997);  Member,  Board of
                                       Directors  of  Kimberly-Clark   Corporation,   Conoco  Inc.,
                                       Tri-Continental  Corporation,  Seligman  Quality Fund, Inc.,
                                       Seligman Select  Municipal Fund, Inc., and Seligman Group of
                                       Mutual  Funds.  Mr.  McPherson is also a former  director of the Federal Reserve Bank of Kansas City.

Steven E. Moore               54       Chairman,  President  and  Chief  Executive  Officer  of OGE       1998
                                       Energy  Corp.   which  is  the  holding   company  for  OG&E
                                       Electrical   Services,   Enogex  Inc.   and  Origen,   Inc.;
                                       Director,  Oklahoma City Chamber of Commerce, Oklahoma State
                                       Chamber of Commerce, Edison Electric Institute.

J. Larry Nichols              58       Chairman  of  the  Board,   President  and  Chief  Executive       1997
                                       Officer  Devon  Energy  Corporation;  Director,  Independent
                                       Petroleum   Association  of  America;   Director,   Domestic
                                       Petroleum Counsel; Director and Regional Chairman,  Business
                                       Industry  Political  Action  Committee;  Director,  National
                                       Petroleum  Council;   Director,   National   Association  of
                                       Manufacturers;   Director,   Smedvig  asa;   Director,   CMI
                                       Corporation;  Board of Governors,  American Stock  Exchange,
                                       L.L.C.


Ronald J. Norick              59       Controlling  Manager,   Norick  Investments  Company,   LLC.       1999
                                       (family   investment   management);   previously   Mayor  of
                                       Oklahoma  City from 1987 until 1998 and  President of Norick
                                       Brothers,  Inc. (automotive accounting systems) from 1981 to
                                       1992; Director, Sport Haley, Inc.

Robert L. Parker, Sr.         77       Chairman  and  Director,  Parker  Drilling  Co. (oil and gas       1991
                                       drilling  contractor);  Director,  Clayton  Williams Energy,
                                       Inc. and Norwest Bank of Texas-Kerrville.

James W. Pielsticker          62       President, Arrow Trucking Co.                                      1996

James A. Robinson             72       Self-employed  in  investment  and  management  of  personal       1993
                                       financial holdings and in ranching business.

L. Francis Rooney, III        47       Chairman   of  the  Board  and  Chief   Executive   Officer,       1995
                                       Manhattan Construction Company.

Scott F. Zarrow               43       President  of  Foreman   Investment   Capital,   L.L.C.,   a       Nominee
                                       Tulsa-based  private  equity  firm.  Mr.  Zarrow  previously served as Senior Vice  President  for Sooner Pipe and Supply
                                       Corporation and held numerous  executive  positions with its subsidiaries.

         Security Ownership of Certain Beneficial Owners and Management

     As of February 28, 2001, the Company had 49,297,009 shares of Common Stock, $0.00006 par value, issued and outstanding. George B. Kaiser is the only shareholder known by BOK Financial to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock. The following table sets forth, as of February 28, 2001, the beneficial ownership of Common Stock of BOK Financial, by each director and nominee, the chief executive officer (Mr. Lybarger) and the four other executive officers named in the Summary Compensation Table appearing at page 12 below, and, as a group, all of such persons and other executive officers not named in the table.


Name of Beneficial Owner    Amount and Nature of (1)       Percent of Class (2)
                             Beneficial Ownership
------------------------    ------------------------       --------------------

C. Fred Ball, Jr.              32,218 (3)                                  *
James E. Barnes                 3,414 (4)                                  *
Sharon J. Bell                 75,143 (5)                                  *
Peter C. Boylan, III              576                                      *
Joseph E. Cappy                     0                                      *
Luke R. Corbett                   823                                      *
William E. Durrett            128,525 (6)                                  *
Paul M. Elvir                  14,098 (7)                                  *
James O. Goodwin                3,032                                      *
V. Burns Hargis                19,409 (8)                                  *
H. James Holloman              75,296 (9)                                  *
Howard E. Janzen                  900                                      *
E. Carey Joullian, IV           7,046 (10)                                 *
George B. Kaiser           41,453,012 (11)                            74.8 %
David L. Kyle                       0                                      *
Robert J. LaFortune           148,812                                      *
Philip C. Lauinger, Jr.         3,680 (12)                                 *
John C. Lopez                   1,683                                      *
Stanley A. Lybarger           249,357 (13)(14)                             *
Frank A. McPherson              2,986                                      *
Steven E. Moore                   989                                      *
J. Larry Nichols                1,303                                      *
Ronald J. Norick                  655                                      *
Robert L. Parker, Sr.          10,134 (15)                                 *
James W. Pielsticker            2,455                                      *
James A. Robinson              40,400                                      *
L. Francis Rooney, III        733,436 (16)                             1.5 %
Scott F. Zarrow                 3,500 (17)                                 *

All directors, nominees and
executive officers as a group (29 persons
including the above)        43,012,882                                77.2 %

*Less than one percent (1%)

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the person named.

(2) All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentage of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included, but shares acquirable by other persons by the exercise of stock options are not included.

(3) Includes options to purchase 9,365 shares and excludes options to purchase 18,733 shares of BOKF common stock granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 7,652 shares and excludes options to purchase 19,128 shares of BOKF common stock granted pursuant to 1998 Awards under the 1997 Stock Option Plan; includes options to purchase 3,572 and excludes options to purchase 21,428 shares of BOKF common stock granted pursuant to the 1999 Awards under the 1997 Stock Option Plan; excludes options to purchase 30,000 shares of BOKF common stock granted pursuant to the 2000 Awards under the 2000 Stock Option Plan; includes 1,947 shares held in BOk Thrift Plan.

(4)  Includes 16 shares owned by Mr. Barnes and Mary M. Barnes, joint tenant.

(5) Includes 2,482 shares owned by spouse. Also includes (i) 16,385 shares owned by the J. A. Chapman and Leta M. Chapman Trust (1949), of which Ms. Bell is individual trustee, and (ii) 18,952 shares owned by the Leta McFarlin Chapman Memorial Trust (1974), of which Ms. Bell is co-trustee.

(6) Includes 118,530 shares indirectly owned by American Fidelity Assurance Company, 999 shares indirectly owned by CPROP, INC., 179 shares indirectly owned by CELP, and 1,400 shares indirectly owned by CAMCO.

(7) Includes options to purchase 7,025 shares and excludes 9,366 shares of BOKF common stock granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 4,120 shares and excludes 10,3000 shares of BOKF common stock granted pursuant to the 1998 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 1,429 shares and excludes 8,571 shares of BOKF common stock granted pursuant to the 1999 Awards under the BOKF 1997 Stock Option Plan; excludes 13,000 shares of BOKF common stock granted pursuant to the 2000 Awards under the BOKF 2000 Stock Option Plan; includes 1,524 shares held in BOk Thrift Plan.

(8) Includes options to purchase 9,094 shares and excludes 12,124 shares of BOKF common stock granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 5,297 shares and excludes options to purchase 13,243 shares of BOKF common stock granted pursuant to the 1998 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 2,143 and excludes options to purchase 12,857 shares of BOKF common stock granted pursuant to 1999 Awards under the BOKF 1997 Stock
     Option Plan; excludes options to purchase 15,000 shares of BOKF common stock granted pursuant to 2000 Awards under the BOKF 2000 Stock Option Plan; includes 469 shares held in the BOk Thrift Plan.

(9) Includes options to purchase 6,325 shares of BOKF Common Stock pursuant to 1992 Awards under the BOKF 1992 Stock Option Plan; includes options to purchase 5,272 shares of BOKF Common Stock pursuant to 1993 Awards under the BOKF 1993 Stock Option Plan; includes options to purchase 6,459 shares and excludes options to purchase 2,153 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 6,270 shares and excludes options to purchase 4,181 shares granted pursuant to the 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 6,271 shares and excludes options to purchase 6,271 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 6,556 shares and excludes options to purchase 8,742 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 4,414 shares and excludes options to purchase 11,036 shares of BOKF common stock granted pursuant to the 1998 Awards under the 1997 Stock Option Plan; includes options to purchase 2,143 shares of BOKF common stock and excludes options to purchase 12,857 shares of BOKF common stock pursuant to the 1999 Awards under the 1997 Stock Option Plan; excludes options to purchase
     15,000 shares of BOKF common stock pursuant to the 2000 Awards under the BOKF 2000 Stock Option Plan; includes 11,309 shares owned by H. James Holloman and Rebecca W. Holloman, Joint Tenant; includes 3,767 shares held in the BOk Thrift Plan.

(10) Includes 2,381 shares owned by Joullian & Co., Inc. Also includes 531 shares indirectly owned as trustee for E.C. Joullian V; 531 shares indirectly owned as trustee for Laura L. Joullian and 531 shares indirectly owned as trustee for Ann P. Joullian.

(11) Mr. Kaiser's address is P. O. Box 21468, Tulsa, OK 74121-1468. Includes 6,136,782 shares which Mr. Kaiser may acquire through conversion of 249,490,880 shares of BOK Financial Series A Preferred Stock. Shares of Series A Preferred Stock may be converted to Common Stock at any time at the option of the holder, at a ratio of 1 share of Common Stock for each
     40.655 shares of Series A Preferred Stock which has been adjusted to account for the two for one stock split which was issued February 22, 1999 and also gives effect to the 1 for 100 reverse stock split of Common Stock effected December 17, 1991 and the November 18, 1993, November 17, 1994, November 27, 1995, November 27, 1996, November 19, 1997, November 25, 1998, and October 18, 1999 BOKF 3% Common Stock Dividends payable by the issuance of BOKF Common Stock.

(12) Includes  134  shares  indirectly  owned  by Mr.  Lauinger  and  Claire  F.
     Lauinger.

(13) Includes 2,664 shares indirectly owned by Mr. Lybarger as Custodian for one minor daughter under the Uniform Gifts to Minors Act. Mr. Lybarger disclaims ownership of these 2,664 shares; includes 22,010 shares indirectly owned by Marcia Lybarger, Living Trust; includes 6,882 shares indirectly owned by Stanley A. Lybarger, IRA; includes 2167 shares held in the BOk Thrift Plan.

(14) Includes options to purchase 14,056 shares of BOKF Common Stock pursuant to 1992 Awards under the BOKF 1992 Stock Option Plan; includes options to purchase 21,084 shares of BOKF Common Stock pursuant to 1993 Awards under the BOKF 1993 Stock Option Plan; includes options to purchase 24,841 shares and excludes options to purchase 8,281 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 24,117 shares and excludes options to purchase 16,079 shares granted pursuant to the 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 24,118 shares and excludes options to purchase 24,118 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 23,417 shares and excludes options to purchase 31,220 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 14,716 shares and excludes options to purchase 36,784 shares of BOKF common stock granted pursuant to the 1998 Awards under the 1997 Stock Option Plan; includes options to purchase 7,145 shares of BOKF common stock and excludes options to purchase 42,855 shares of BOKF common stock pursuant to the 1999 Awards under the 1997 Stock Option Plan; excludes options to purchase
     50,000 shares of BOKF common stock pursuant to the 2000 Awards under the BOKF 2000 Stock Option Plan.

(15) Includes 6,717 shares indirectly owned by Mr. Parker as Co-Trustee for the Robert L. Parker Trust dated February 10, 1967.

(16) Includes 217,611 shares indirectly owned by Manhattan Construction Company, 465 shares held in L.F. Rooney IRA, 509,810 shares indirectly owned by L.F. Rooney Trust and 2,381 indirectly owned by Kathleen Rooney Trust.

(17) Includes 3,500 shares indirectly owned by Scott F. Zarrow and Hilary I. Zarrow, Co-Trustees for the Scott F. Zarrow Revocable Trust, dated September 29, 1995.

Committees; Meetings

     During 2000, the Board of Directors of BOK Financial had a standing Risk Oversight and Audit Committee comprised solely of outside directors. The Committee is responsible for recommending the selection of independent auditors and supervising internal auditors. The Committee also reviews the results of internal and independent audits and reviews accounting principles and practices. The Committee was responsible for fulfilling the trust audit requirements established by 12 CFR ss. 9.9. The Committee consisted of Ms. Bell and Messrs. Goodwin, LaFortune, Lauinger, McPherson, and Moore (Chairman). The Committee met five (5) times during 2000. The Risk Oversight & Audit Committee intends to meet at least five (5) times in 2001.

     The Board of Directors of BOK Financial does not have a standing nominating committee or compensation committee. The Board of Directors will consider recommendations of shareholders for director nominees, but there is no established procedure for such recommendations.

     The entire Board of Directors of BOK Financial met four (4) times during 2000. All directors of BOK Financial attended 75% of the aggregate of all meetings of the Board of Directors and committees on which they served, except Messrs. Boylan, Nichols and Pielsticker who were unable to attend 75% of the BOK Financial meetings due to business conflicts.

Report of the Risk Oversight and Audit Committee

     The Risk Oversight and Audit Committee (the Committee) oversees the BOK Financial Corporation's (the Company's) financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee discussed and reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States, including Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board as required by Independence Standards Board Standard No. 1. The Committee has also considered whether any non-audit services performed by the independent auditors is compatible with maintaining the auditor's independence.

     The Committee discussed with Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the results of the Company's financial reporting.

     Fees for the last ficsal year's annual audit were $343,450 and all other fees included audit related fees of $178,675 and nonaudit fees of $134,066.

     The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix 1 to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the National Association of Securities Dealers (NASD).

     In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Steven E. Moore, Committee Chairman
Sharon J. Bell
James O. Goodwin
Robert J. LaFortune
Philip C. Lauinger, Jr.
Frank A. McPherson

Compensation of Directors

     All non-officer directors of BOK Financial or BOk receive a retainer of $7,500 per year, payable quarterly in arrears in BOK Financial Common Stock in accordance with the BOKF Directors Stock Compensation Plan, whether serving on one or more of the boards of directors. All non-officer directors also are paid $250 for each board of directors or committee meeting attended, and no such fees for meetings not attended.

Executive Officers

     Certain information concerning the executive officers of BOK Financial, BOk, Bank of Albuquerque, NA, Bank of Arkansas, NA, and Bank of Texas, NA is set forth below:

     C. Fred Ball, Jr., age 56, is Chairman and Chief Executive Officer of the Bank of Texas and is responsible for Commercial Banking in the Dallas area. Before joining Bank of Texas in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities Inc.

     Steven G. Bradshaw, age 41, is Executive Vice President of BOk and manager of the Consumer Banking Department. Previously, Mr. Bradshaw served as Chairman of BOSC, Inc., BOk's securities firm. Before joining BOK Financial, Bradshaw spent six years managing the brokerage operation at Sooner Federal. Mr. Bradshaw has been with BOK Financial for 9 years.

     Jeffery R. Dunn, age 38, is Chairman, President and Chief Executive Officer of Bank of Arkansas. Prior to becoming President of Bank of Arkansas, he served as Senior Vice President of Commercial Lending. He has been with BOK Financial for 12 years.

     Paul M. Elvir, age 60, is Executive Vice President and Manager of the BOk Operations and Technology Division. Mr. Elvir began working for BOk in July, 1997. Previously, Mr. Elvir was President of Liberty Payments Services, Inc. ("LPSI"), a subsidiary of Banc One Services Corporation. Prior to serving as President of LPSI, Mr. Elvir served as an Executive Vice President of Banc One Services Corporation.

     Mark W. Funke, age 45, President, BOk Oklahoma City and Commercial Banking Manager, Oklahoma City. Mr. Funke is also responsible for BOk's Business Banking Group, which manages BOk's statewide small business banking efforts and all of our Community Banking Offices. He joined BOk in 1984 as Vice President in the financial institutions department and was named to his current position in 1997. Before joining BOk, he was a commercial lender with Republic Bank in Houston for seven years.

     V. Burns Hargis, age 55, is Vice Chairman, BOK Financial and BOk and Director of BOSC, Inc. Mr. Hargis joined BOk in November, 1997. Previously, Mr. Hargis was an attorney with the law firm of McAfee & Taft (Oklahoma City, Oklahoma).

     Eugene A. Harris, age 58, is a director and Executive Vice President of BOk, Chief Credit Officer and Manager of the Credit Administration Division. Mr. Harris has been with BOk for 20 years.

     H. James Holloman, age 49, is Executive Vice President of BOk and Manager of the Trust Division. Before joining Bank of Oklahoma, he spent 12 years at First Union National Bank in Charlotte, NC. Mr. Holloman has been with Bank of Oklahoma since 1985.

     George B. Kaiser, age 58, Chairman of the Board of BOK Financial and BOk; President and principal owner of Kaiser-Francis Oil Company, an independent oil and gas exploration and production company, and Fountains Continuum of Care, Inc., which holds interests in senior housing communities.

     David L. Laughlin, age 48, Senior Vice President and President of the Mortgage Banking Division. He joined BOk in 1986 as the Secondary Marketing Manager, in charge of retail production and secondary marketing, and became President of Mortgage Banking in 1993. He has served two terms on the Fannie Mae Advisory Board and is a past President of the Oklahoma Mortgage Bankers' Association and the Tulsa Mortgage Bankers Association. Mr. Laughlin has been with BOk for 15 years.

     Stanley A. Lybarger, age 51, President and Chief Executive Officer of BOK Financial and BOk. Mr. Lybarger has been with BOk for 27 years. Previously, he was President of Bank of Oklahoma's Oklahoma City Regional Office and Executive Vice President of Bank of Oklahoma with responsibility for corporate banking.

     John C. Morrow, age 45, is Senior Vice President and serves as Director of Financial Accounting and Reporting. He joined BOK Financial in 1993. He was previously with Ernst & Young LLP for 10 years.

     Steven E. Nell, age 39, is Executive Vice President and Chief Financial Officer for BOK Financial and BOk. He joined BOK Financial in 1992. He was previously with Ernst & Young LLP for 8 years.

     W. Jeffrey Pickryl, age 49, is Executive Vice President responsible for Commercial Banking in Tulsa, as well as statewide energy and real estate lending. Before joining BOk in 1997, he was president and Chief Credit Officer for Liberty Bancorp, Inc. where he worked for 14 years. He had previously worked at Arizona Bank in Phoenix.

     Gregory K. Symons, age 48, is Chairman and Chief Executive Officer of Bank of Albuquerque and is responsible for commercial banking in New Mexico. He previously served as BOk's Senior Vice President. Mr. Symons has been with BOk for 24 years.

     Thomas S. Swiley, age 51, is President of Bank of Texas. Prior to joining Bank of Texas in March, 2001, Mr. Swiley was Managing Director of Credit Products, with responsibility for the Southwest region, for Bank of America.

     Paul Sowards, age 49, is President of Bank of Albuquerque. Before joining Bank of Albuquerque in March, 2000, Mr. Sowards was President of Bank of America in New Mexico. Prior to his election as President in New Mexico, Mr. Sowards was Executive Vice President and Commercial Banking Market Manager, responsible for commercial lending, treasury management and capital markets.

     Valerie Toalson, age 35, is Corporate Controller. She has been with BOK Financial for 8 years. She was previously with PriceWaterhouseCoopers for 6 years.

     James F. Ulrich, age 49, is Senior Vice President of Mergers and Acquisitions. Mr. Ulrich has been with BOk for 19 years. He was previously with Republic Bank of Dallas for 4 years.

     Charles D. Williamson, age 54, is Executive Vice President of Capital Markets of BOk. Mr. Williamson has been with BOk for 8 years. Previously, Mr. Williamson was Manager of Investment Division, First Interstate Bank of Arizona; and Manager of Investment Division, First Interstate Bank of Oklahoma.

     All executive officers serve at the pleasure of the Board of Directors. Messrs. Hargis and Lybarger have employment agreements which are discussed below on page 16.

                             Executive Compensation

     The following table sets forth summary information concerning the compensation of those persons who were, at December 31, 2000, (i) the Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company. These five officers are hereafter referred to collectively as the "Named Executive Officers."



                                         Summary Compensation Table(1)
                                                                                Long Term
                                             Annual Compensation                Awards(2)
                                      ---------------------------------------   ---------
   Name and                                                  Other Annual       Options/       All Other
Principal Position             Year   Salary ($)  Bonus ($)  Compensation ($)    SARs(#)     Compensation($)(3)
-----------------------        ----   ---------   ---------  ----------------   ---------    ------------------
Stanley A. Lybarger            2000   $425,000    $125,000      $368,756         50,000           $18,700
President & Chief              1999    375,000     100,000       384,015         50,000            17,600
Executive Officer,             1998    350,000      90,000       318,971         50,000            16,319
BOK Financial and BOk

C. Fred Ball, Jr.              2000    240,000      93,500             0         30,000            16,150
President & Chief              1999    225,000      80,000             0         25,000            14,063
Executive Officer,             1998    200,000      50,000        14,457         26,000             9,500
Bank of Texas, N.A.

Paul M. Elvir                  2000    233,000      75,000             0         13,000            17,000
Executive Vice President,      1999    228,400      60,000             0         10,000            16,000
Manager, BOk Operations        1998    218,400      55,000             0         14,000            10,920
and Technology

V. Burns Hargis                2000    253,380      50,000             0         15,000            15,470
Vice Chairman, BOK             1999    238,703      62,000             0         15,000            14,560
Financial and BOk              1998    231,750           0             0         18,000                 0

H. James Holloman              2000    200,000      65,000       115,697         15,000            17,000
Executive Vice President,      1999    180,000      45,000       118,964         15,000            12,800
Manager, Trust Division        1998    170,000      40,000       106,957         15,000            12,800


(1) No Restricted Stock Awards or Long Term Incentive Plan payouts were made in 1998, 1999 or 2000 and therefore no columns are included for such items in the Summary Compensation Table. The Summary Compensation Table has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

(2) After giving effect to November 18, 1993, November 17, 1994, November 27, 1995, November 27, 1996, November 26, 1997, November 13,1998 and October 18, 1999 3% BOKF Common Stock Dividends Payable in Kind in BOKF Common Stock.

(3)  Amounts   shown  in  this   column   are   derived   from  the   following:
     (i) Mr. Lybarger,  $9,600,  1998;  $9,600,  1999;  $10,200,  2000 - Company
     payment to the defined benefit plan ("DBP"); $6,719, 1998; $8,000, 1999; $8,500, 2000 - Company matching contributions to 401(K) Thrift Plan ("DCP"); (ii) Mr. Ball, $7,500, 1998; $12,000, 1999; $12,750, 2000 - DBP;
     $2,000,  1998; $2,063,  1999; $3,400, 2000 - DCP; (iii) Mr.  Elvir, $8,736,
     1998,  $12,800,  1999;  $13,600,  2000 - DBP; $2,184,  1998, $3,200,  1999;
     $3,400, 2000 - DCP; (iv) Mr. Hargis,  $12,000,  1999; $12,750,  2000 - DBP;
     $2,560,  1999;  $2,720,  2000 - DCP; and (v) Mr.  Holloman,  $6,400,  1998;
     $6,400,  1999; $8,500, 2000 - DBP; $6,400, 1998; $6,400, 1999; $8,500, 2000
     - DCP.

     The following table sets forth certain information concerning stock options granted to the Named Executive Officers during the 2000 fiscal year.

                     Options/SAR Grants in Last Fiscal Year

                                  % of Total
                                    Options/
                                        SARs
                                  Granted to
                                   Employees  Exercise Or             Grant Date
                    Options/SARs   in Fiscal  Base Price   Expiration   Present
Name               Granted (#)(1)    Year     ($/Sh)(2)    Date       Value $(3)
--------------------------------- ----------  -----------  ----------  --------
Stanley A. Lybarger      50,000      8.62%       $19.55       (2)      $304,500

C. Fred Ball, Jr.        30,000      5.17         19.55       (2)       182,700

Paul M. Elvir            13,000      2.24         19.55       (2)        79,170

V. Burns Hargis          15,000      2.59         19.55       (2)        91,350

H. James Holloman        15,000      2.59         19.55       (2)        91,350


(1)  Granted pursuant to 2000 Awards under BOKF 2000 Stock Option Plan.

(2) One-seventh of the options granted pursuant to 2000 Awards under the BOKF 2000 Stock Option Plan vest and become exercisable on December 3rd of each year, commencing December 3, 2001. Vested options are exercisable only during the three year period commencing on the vesting date.

(3) Present value at date of grant is based on the Black-Scholes Option Pricing Model adopted for use in valuing executive stock options based on the following assumptions: 19.4% volatility factor; $19.55 underlying price; $19.55 option price; 5.99% risk free rate of return; and no dividends. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the named executive will be at or near the value estimated by the Black-Scholes Model.

     The following table sets forth certain information concerning the exercise of stock options by the Named Executive Officers during fiscal year 2000 and the 2000 fiscal year-end value of unexercised options.

                       Aggregated Option/SAR Exercises in
                Last Fiscal Year and FY-End Option/SAR Values (1)

                                                                   Value of
                                                Number of        Unexercised
                                               Unexercised       In the Money
                                               Options/SARs     Options/SARs at
                                               at FY-End (#)     FY-End ($)(1)

                 Shares Acquired    Value      Exercisable/      Exercisable/
Name             On Exercise (#)  Realized($)  Unexercisable     Unexercisable
-------------------------------- -----------   -------------     -------------
Stanley A. Lybarger  38,418       $368,756    153,494/209,337  1,374,004/755,734

C. Fred Ball, Jr.         0              0      20,589/89,289     31,264/123,965

Paul M. Elvir             0              0      12,574/41,237      22,540/57,017

V. Burns Hargis           0              0      16,534/53,224      29,392/71,985

H. James Holloman    11,253        115,697      43,710/60,240    396,935/203,063

(1) Values are calculated by subtracting the exercise or base price from the fair market value of the stock as of the exercise date or fiscal year-end, as appropriate.

     A perpetual employment agreement is in effect between BOk and Mr. Lybarger. Generally, the agreement provides that Mr. Lybarger will continue to be employed in his present position and at his current rate of compensation. BOk may terminate the employment agreement and be liable for termination benefits not to exceed regular compensation and benefit coverage for twelve months (with termination benefits to be reduced by the amount of compensation received by Mr. Lybarger from other sources during the seventh through twelfth months after termination). In the event of a change of control of BOk, as defined in the employment agreement, then Mr. Lybarger has the option, for a period of six months after the change of control, to resign and receive the same termination benefits as described in the preceding sentence in the event of termination by BOk.

     An employment agreement is in effect between BOK Financial and Mr. Hargis. Generally, the agreement provides that Mr. Hargis will be employed by BOK Financial in the position of Vice Chairman for five years from December 1, 1997. BOK Financial may terminate the agreement without cause subject to payment of the agreed annual compensation and benefits for the remaining contract term.

                        Report on Executive Compensation

     The Company does not have a formally designated compensation committee. Compensation of the executive officers other than Mr. Lybarger has in practice been determined by Mr. Lybarger, the President and Chief Executive Officer, and Mr. Kaiser, the Chairman of the Board. Messrs. Kaiser and Lybarger are directors of the Company and are herein sometimes referred to collectively as the "Informal Compensation Committee." The Company has compensated its executive and other officers through a combination of annual salary, bonuses, pension plans and stock options designed to attract and retain quality management and reward long term performance of the Company.

     With respect to the 2000 fiscal year, the compensation paid executive officers was based on the evaluation by the Informal Compensation Committee of the performance of the Company and the performance of the individual officer (except that the evaluation of and compensation of Mr. Lybarger was determined solely by Mr. Kaiser). The cash and noncash compensation awarded the executive officers was based on the performance of the Company in meeting the corporate goals established for business development, expansion of market coverage, financial achievement and other areas. The responsibility of each executive officer for the various established corporate goals and the performance in meeting those goals were considered in establishing executive compensation.

     The foregoing report on executive compensation is made by Messrs. Kaiser and Lybarger.


Compensation Committee Interlocks and Insider Participation

     As stated above under "Report On Executive Compensation", the Company does not have a formally designated compensation committee and Messrs. Kaiser and Lybarger in practice determine compensation of the executive officers.

                      Shareholder Return Performance Graph

     The BOKF Common Stock (with non-detachable rights to purchase fifteen additional BOKF Common shares at $0.054625 per share) was registered pursuant to the Securities Exchange Act of 1934 and listed for trading on NASDAQ on September 5, 1991. The BOKF shares traded with the rights attached through October 28, 1991. The BOKF shares traded ex-rights from and after the opening of trading on October 29, 1991. Set forth below is a line graph comparing the change in cumulative shareholder return on the Common Stock of BOK Financial against the cumulative total shareholder return of the NASDAQ Index, the NASDAQ Bank Index, and the KBW 50 Bank Index for the period commencing December 31, 1995 and ending December 31, 2000.


                     Comparison of Cumulative Total Return

                                    [Graph}

                      12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                      --------  --------  --------  --------  --------  --------
BOKF                   100.00    $142.74   $211.54   $264.79   $234.06   $246.19
NASDQ Bank Stocks      100.00     132.04    221.06    219.64    211.14    241.08
KBW 50 Bank            100.00     141.46    206.80    223.91    216.14    259.50
NASDQ (CRSP U.S. Co.)  100.00     123.04    150.69    212.51    394.92    237.62

* Graph assumes value of an investment in the Company's Common Stock for each index was $100 on December 31, 1995. The KBW 50 Bank index is the Keefe, Bruyette & Woods, Inc. index, which is available only for calendar quarter end periods. No dividends were paid on BOK Financial Common Stock except
     (i) on November 18, 1993, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 9, 1993 payable in kind by the issuance of BOK Financial Stock, (ii) on November 17, 1994, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 8, 1994 payable in kind by the issuance of BOK Financial Common Stock, (iii) on November 27, 1995, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 17, 1995 payable in kind by the issuance of BOK Financial Common Stock, (iv) on November 27, 1996, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 18, 1996 payable in kind by the issuance of BOK Financial Common Stock, (v) on November 26, 1997, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 17, 1997, payable in kind by the issuance of BOK Financial Common Stock, (vi) on November 25, 1998, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 13, 1998, and (vii) on October 18, 1999, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of October 5, 1999. The graph has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

                                INSIDER REPORTING

     All directors, officers and principal shareholders of the Company timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934 during 2000 and the subsequent period through the date of this Proxy Statement except for Mr. L. Francis Rooney who was unable to timely file a report due to business conflicts. In preparing this report, the Company has relied on forms and representations submitted to the Company, as permitted by the regulations of the United States Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

     Certain principal shareholders, directors of the Company and their associates were customers of and had loan transactions with BOK Financial or its subsidiaries during 2000. None of them currently outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans
(i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and
(iii) did not involve more than normal risk of collectibility or present other unfavorable features at the time the loans were made.

     BOK Financial has purchased limited partnership interests in an Oklahoma limited partnership of which KFOC is the general partner. The limited partnership has acquired certain producing oil and gas properties from KFOC for an aggregate purchase price of approximately $55.2 million, with approximately ninety percent (90%) of the purchase price being financed on a non-recourse basis by KFOC over a period of years. BOK Financial owns 95% of the partnership until all acquisition debt is paid and 5% thereafter. During April 1991, BOk sold to Kaiser and related business entities certain loans, repossessed real estate and the rights to future recoveries on certain charge-offs. Recoveries collected by BOk and paid to Kaiser were $0.2 million, $0.7 million, $3.2 million, $0.8 million, $3.3 million, $1.4 million, $2.4 million and $4.0 million for 2000, 1999, 1998, 1997, 1996, 1995, 1994, and 1993 respectively. BOk leases office space in office buildings owned by Mr. Kaiser and affiliates.

     All transactions described above between BOKF or a subsidiary and Kaiser or a related entity were approved in advance by a majority of the entire board of BOk (Mr. Kaiser not voting) after review by the Chief Financial Officer.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP, independent public accountants, has been reappointed by the Board of Directors of the Company as independent auditors for the Company to examine and report on its financial statements for 2000. Ernst & Young LLP have been auditors of the accounts of the Company since its inception on October 24, 1990. Representatives of Ernst & Young LLP are expected to be present at the Shareholders' Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.



                            PROPOSALS OF SHAREHOLDERS

     The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company's Proxy Statement if they are received in a timely manner and if certain other requirements are met. For a shareholder proposal to be included in the Company's Proxy Statement relating to the 2002 Annual Shareholders' Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company's principal executive offices, located at Bank of Oklahoma Tower, Tulsa, Oklahoma 74172, no later than December 18, 2001.

                                  OTHER MATTERS

     Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.


     COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR VIA E-MAIL THROUGH THE BOKF WEB SITE LOCATED AT HTTP://WWW.BOKF.COM.




                                   APPENDIX I

                                     CHARTER

                            BOK Financial Corporation

                       Risk Oversight and Audit Committee

Organization

This charter governs the operations of the Risk Oversight and Audit Committee (the Committee). The Committee shall discuss and review and reassess the charter at least annually and obtain the approval of the board of directors. The Committee shall be appointed by the board of directors and shall be comprised at least three directors, each of whom are independent of management and BOK Financial Corporation (the Company). Members shall serve annual terms and shall elect the Chairman of the Committee. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate1, and at least one member shall have accounting or related financial management expertise2. A simple majority of the members of the Committee shall form a quorum and govern.

Statement of Policy

The Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the risk management function, the loan review function, the appraisal review function, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, risk management, loan review, appraisal review, compliance and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. One of the responsibilities of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. It is also the responsibility of the Committee to oversee the Company's risk management, loan review, appraisal review, and compliance processes. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data in each case, prepared or presented by :

1. one or more officers or employees of this Company whom the Director believes to be reliable and competent as to the matters presented; and

2. counsel, independent accountants, or other persons, within or without the Company, as to matters which the director believes to be within such person's professional or expert competence.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall discuss and review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     The Committee shall discuss with the internal auditors, risk management, loan review, appraisal review, compliance and the independent auditors the overall scope and plans for their respective work. Also, the Committee shall discuss with management, risk management, loan review, appraisal review, compliance, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with loan review, appraisal review, internal audit, and the independent auditors, with and without management present, to discuss the results of their examinations.

     The Committee or its designate shall discuss and review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under auditing standards generally accepted in the United States. The chair of the Committee may represent the entire Committee for the purposes of this review.

     The Committee shall discuss and review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters communicated to the Committee by the independent auditors under auditing standards generally accepted in the United States.

     The Committee shall oversee the Company's risk management and compliance processes. This shall include the review and approval of significant risk policy limits and related exceptions. The Committee shall discuss and review the reports of examination by regulators and the related management responses. In addition, the Committee shall discuss and review and approve significant Capital Markets policies, including Municipal Securities Rulemaking Board (MSRB) and Government Securities Act (GSA) policies.

     The Committee shall oversee the internal loan review function and discuss and review all internal loan review reports. In addition, the Committee shall oversee the internal real estate appraisal review function and discuss and review summary reports and reports of any "internally adjusted values".

------------------
1 The NASD has defined financial literacy as one that is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

2 The NASD has defined financial management expertise as one that has past employment experience in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.